SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  December 24, 2001
                                                         -----------------

                       MURDOCK COMMUNICATIONS CORPORATION
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      Iowa
                   -------------------------------------------
                 (State or other jurisdiction or incorporation)

     000-21463                                                 42-1339746
--------------------                                    ------------------------
(Commission File                                         (I.R.S. Employer I.D.
     Number)                                                    Number)


        P.O. Box 412
        Marion,  Iowa                                           52302-0412
--------------------------------                        ------------------------
(Address of Principal Executive                                 (Zip Code)
         Offices)

                                  319-447-5700
                   -------------------------------------------
              (Registrant's telephone number; including area code)

Item  5.  Other  Events.
-----------------------

     On December 24, 2001, Murdock Communications Corporation (the "Company") issued a press release to announce that it had entered into an Agreement and Plan of Merger with Polar Molecular Corporation, a privately-held Delaware corporation. A copy of the Company's press release is filed as an exhibit to this report and is incorporated by reference herein.

Item  7.  Financial  Statements  and  Exhibits.
----------------------------------------------

     (a)  Financial  statements  of  business  acquired.

          Not  applicable.

     (b)  Pro  forma  financial  information.

          Not  applicable.

     (c)  Exhibits

          2.1- Agreement and Plan of Merger, dated as of December 19, 2001, among Murdock Communications Corporation, MCC Merger Sub Corporation and Polar Molecular Corporation.

          2.2- Agreement regarding Effectiveness, dated as of December 19, 2001, among Murdock Communications Corporation, MCC Merger Sub Corporation and Polar Molecular Corporation.

         20.1- Press  Release  dated  December  21,  2001.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Murdock Communications Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MURDOCK  COMMUNICATIONS CORPORATION
Date:  December  26,  2001
                                             BY        /s/ Wayne Wright
                                               ---------------------------------
                                                          Wayne Wright,
                                                   Principal Accounting Officer



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